UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – September 29, 2003

Platinum Underwriters Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of Incorporation or Organization)	001-31341 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

The Belvedere Building 69 Pitts Bay Road Pembroke, Bermuda (Address of principal executive offices)		HM 08 (Zip Code)

(441) 295-7195
(Registrant’s telephone number, including area code)

N/A
(Former name or address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits.

Exhibit 99.1 Slides for presentation to analysts and investors.

Item 9. Regulation FD Disclosure.

     The slides attached hereto as Exhibit 99.1, which are incorporated in this Item 9 by reference thereto, will be utilized in presentations to analysts and investors on September 29, 2003 and September 30, 2003 and are furnished pursuant to Regulation FD.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Platinum Underwriters Holdings, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM UNDERWRITERS HOLDINGS, LTD.

	By:	/s/ William A. Robbie

William A. Robbie
Executive Vice President and Chief
Financial Officer
Date: September 29, 2003

Exhibit Index

Exhibit Number	Description

99.1	Slides for presentation to analysts and investors.